SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                ------------

                                  FORM 8-K
           CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                                ------------


                       July 24, 2001 (July 23, 2001)
  -----------------------------------------------------------------------
              Date of Report (Date of earliest event reported)


                            ScreamingMedia Inc.
  -----------------------------------------------------------------------
           (Exact Name of Registrant as Specified in its Charter)


     Delaware                        000-30309               13-4042678
--------------------        ------------------------ ------------------------
(State or Other               (Commission File No.)     (I.R.S. Employer
Jurisdiction of                                         Identification
Incorporation)                                          No.)


               601 West 26th Street
               13th Floor
               New York, NY                                10001
        ----------------------------------- ---------------------------------
              (Address of Principal                      (Zip Code)
              Executive Offices)


                               (212) 691-7000
  -----------------------------------------------------------------------
            (Registrant's telephone number, including area code)


                                    None
  -----------------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)



Item 5.  Other Events.

         Except as expressly indicated or unless the context otherwise requires, "ScreamingMedia", "we", "our", or "us" means ScreamingMedia Inc., a Delaware corporation, and its subsidiaries.

         On July 23, 2001, we issued a press release announcing the execution of an Agreement and Plan of Merger (the "Merger Agreement") among ScreamingMedia, SCRM Merger Corp., a wholly-owned subsidiary of ScreamingMedia ("Merger Sub"), and Stockpoint, Inc. ("Stockpoint"), pursuant to which we agreed to acquire Stockpoint, a leading provider of online financial applications, investment analysis tools and market information. The proposed acquisition supports our overall strategy to deliver the highest-quality portfolio of content and technology solutions to enterprises.

         The proposed acquisition will result in Merger Sub merging with and into Stockpoint, with Stockpoint surviving as a wholly-owned subsidiary of ScreamingMedia and is subject to customary closing conditions, including the approval of Stockpoint's stockholders.

         Also, in connection with the Merger Agreement, certain stockholders of Stockpoint entered into a Voting Agreement (the "Voting Agreement") with us pursuant to which they have agreed to vote their Stockpoint shares in favor of the proposed transaction.

         A copy of the Merger Agreement is included herein as Exhibit 2.1, a copy of the Voting Agreement is included herein as Exhibit 10.1 and a copy of the press release is included herein as Exhibit 99.1.

         The Merger Agreement, the Voting Agreement and the press release regarding the items described above are incorporated herein by reference and the foregoing descriptions of such documents and transactions contemplated therein are qualified in their entirety by reference to such exhibits. The press release should be read in conjunction with the note regarding forward-looking statements which is included in the text of the press release.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

         Exhibit 2.1 Agreement and Plan of Merger among Stockpoint, Inc., ScreamingMedia Inc. and SCRM Merger Corp., dated as of July 23, 2001

         Exhibit 10.1 Voting Agreement among ScreamingMedia Inc., SCRM Merger Corp., John Pappajohn, William E. Staib and Harry Hefter, dated as of July 23, 2001

         Exhibit 99.1       Press Release dated July 23, 2001:
                            ScreamingMedia Enters Into Agreement To Acquire Stockpoint


                                 SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             SCREAMINGMEDIA INC.


                                             By: /s/ David Obstler
                                             David Obstler
                                             Chief Financial Officer and
                                             Treasurer

Date:  July 24, 2001



                               EXHIBIT INDEX


        Exhibit No.    Description

           2.1 Agreement and Plan of Merger among Stockpoint, Inc., ScreamingMedia Inc. and SCRM Merger
                       Corp., dated as of July 23, 2001

           10.1 Voting Agreement among ScreamingMedia Inc., SCRM Merger Corp., John Pappajohn, William E. Staib and Harry Hefter, dated as of July 23, 2001

           99.1        Press Release dated July 23, 2001:
                       ScreamingMedia Enters Into Agreement To Acquire
                       Stockpoint